[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

[graphic omitted]

                                        MFS(R) EMERGING
                                        MARKETS EQUITY FUND
                                        (FORMERLY MFS(R)/FOREIGN & COLONIAL
                                        EMERGING MARKETS EQUITY FUND)
                                        SEMIANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
MFS' Year 2000 Readiness Disclosure ....................................... 32
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1999

(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended November 30, 1999, Class A shares of the Fund provided a total return of 11.26%, Class B shares 11.00%, Class C shares 10.98%, and Class I shares 11.53%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average emerging market fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 19.80%. The Fund's returns also compare to a 17.53% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and to an 18.32% return for the Lipper Emerging Markets Funds Index (the Lipper Index). The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

Q. HOW HAS THE PORTFOLIO PERFORMED OVER THE PAST SIX MONTHS, AND WHAT FACTORS HAVE AFFECTED THAT PERFORMANCE?

A. Emerging markets overall performed well during the recent period, led primarily by rebounding markets in Asia. Latin America and Central Europe lagged for most of the period but did well during the last month or so. Specifically, the portfolio benefited by being overweighted in Russia and underweighted in Taiwan, but underweighted positions in India, South Korea, and Greece hurt performance. In the latter two markets, smaller companies have done especially well as domestic retail investors have gone on a buying spree. Because smaller companies within emerging markets tend to be very illiquid, we have chosen to concentrate on shares of larger companies.

Q. HAS THE RECENT RUN-UP IN OIL PRICES HELPED THE FUND'S RUSSIAN HOLDINGS?

A. Yes, strengthening worldwide oil prices have been very positive for the Russian stock market as a whole and have made Russia the big winner in Eastern Europe. The portfolio has benefited from owning shares in the two largest listed Russian oil stocks, Lukoil and Surgutneftegaz.

Q. HOW HAS THE FUND DONE IN OTHER EASTERN EUROPEAN COUNTRIES?

A. Frankly, other markets in Eastern Europe have been disappointing performers, primarily due to a slowdown in exports to Western Europe. Holdings in Poland and Hungary have hurt the portfolio's performance, with companies such as Polish cable and wire manufacturer Elektrim and Hungarian telecommunications company Magyar Tavkozlesi underperforming.

Q. HAVE RISING OIL PRICES HELPED THE FUND'S LATIN AMERICAN HOLDINGS?

A. Yes, to some extent. The Mexican market has risen sharply due to a combination of rising global oil prices and the continued strength of the U.S. economy. Our holdings in Mexico, such as Mexican tele-communications company Telefonos de Mexico, have done very well.

   We feel most Latin American economies, however, have yet to begin a full-fledged recovery. Brazil, the region's largest economy, continues to suffer from the effects of internal politics and the devaluation of its currency, the real, in January of 1999. Recently, though, the situation in Brazil has started to improve; the market was up sharply in November, led by blue-chip companies such as Petrobras, one of Brazil's largest energy companies.

Q. YOU MENTIONED THAT EMERGING MARKETS IN ASIA HAVE BEEN DOING WELL. HAVE THEY BEEN LIFTED BY THE APPARENT BEGINNING OF A JAPANESE RECOVERY?

A. Actually, the recovery in the Japanese economy has so far had a limited effect on the rest of the region. Asian emerging market economies that have rebounded appear to have done so due to their own domestic factors. One of the best-performing markets in the region has been South Korea, which has undertaken structural reform. In that country, Samsung Electronics has done very well for the Fund. Taiwan is another economy that has performed well, benefiting from an improvement in the electronics business. Thailand, on the other hand, has lagged the region, partly because its banking sector has yet to address the issue of nonperforming loans.

Q. WHERE DO YOU EXPECT TO FIND EMERGING MARKET OPPORTUNITIES IN THE YEAR 2000, AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THESE OPPORTUNITIES?

A. As of the end of the period, our largest country positions are in South Korea, where we expect a strong recovery in the economy and the corporate sector; Brazil, whose economy we feel will recover strongly in the year 2000; and Mexico, which we believe will continue to benefit from firm oil prices and a healthy U.S. economy.

Our overall outlook for emerging markets is positive. We see recoveries in Japan and Germany benefiting Asia and Eastern Europe, respectively. We expect commodity prices to remain stable in 2000, which should help the export bases of emerging market countries. Finally, we believe emerging market stock valuations remain comparatively low, and therefore attractive, in relation to historical levels and current U.S. valuations.

/s/ Arnab Kumar Banerji                   /s/ Jeffrey Chowdhry

    Arnab Kumar Banerji                       Jeffrey Chowdhry
    Portfolio Manager                         Portfolio Manager

Note to shareholders: Effective December 1, 1999, the Fund will be managed by a committee of MFS international research analysts under the general supervision of David A. Antonelli, Director of International Equity Research.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   ARNAB KUMAR BANERJI IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL MANAGEMENT LTD. AND PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND, THE EMERGING MARKETS EQUITY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES, (PART OF MFS(R) VARIABLE INSURANCE TRUST (SM)). DR. BANERJI WAS BORN IN INDIA IN 1956. HE EARNED DEGREES IN PHYSIOLOGY AND MEDICINE FROM OXFORD UNIVERSITY BEFORE ENTERING THE INVESTMENT MANAGEMENT BUSINESS WITH J. HENRY SCHRODER WAGG IN LONDON. HE LEFT THAT FIRM TO BECOME A RESEARCH ANALYST AND LATER DIRECTOR OF NOMURA SECURITIES. HE JOINED CITIBANK, INITIALLY AS HEAD OF EQUITY RESEARCH AT CITIBANK SCRIMGEOUR VICKERS, BEFORE MOVING TO CITIBANK GLOBAL ASSET MANAGEMENT TO SET UP THEIR EMERGING MARKETS OPERATION, WHICH HE HEADED UNTIL 1993 WHEN HE JOINED FOREIGN & COLONIAL.

   JEFFREY CHOWDHRY IS A DIRECTOR OF FOREIGN & COLONIAL EMERGING MARKETS LTD. AND A PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND, THE EMERGING MARKETS EQUITY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND THE MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. CHOWDHRY IS HEAD OF THE DEPARTMENT AT FOREIGN & COLONIAL THAT INVESTS IN EASTERN EUROPE, THE MIDDLE EAST, AND AFRICA. MR. CHOWDHRY BEGAN HIS CAREER AS AN INVESTMENT ANALYST IN 1982. HE JOINED ROYAL INSURANCE PLC IN 1985 AS A FUND MANAGER BEFORE JOINING BZW INVESTMENT MANAGEMENT IN 1987, WHERE HE WAS A DIRECTOR IN ITS EMERGING MARKETS DIVISION. HE JOINED FOREIGN & COLONIAL EMERGING MARKETS IN 1994. HE HAS MANAGED INVESTMENTS IN THE UNITED STATES, EUROPE, LATIN AMERICA, AND ASIA. MR. CHOWDHRY HOLDS A BACHELOR'S DEGREE IN ECONOMICS FROM BRUNEL UNIVERSITY IN LONDON AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM KINGSTON BUSINESS SCHOOL IN ENGLAND.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                             PRIMARILY IN STOCKS OF COMPANIES IN EMERGING
                             MARKET COUNTRIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 24, 1995

  CLASS INCEPTION:           CLASS A  OCTOBER 24, 1995
                             CLASS B  OCTOBER 24, 1995
                             CLASS C  JUNE 27, 1996
                             CLASS I   JANUARY 2, 1997

  SIZE:                      $67.4 MILLION NET ASSETS AS OF NOVEMBER 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH NOVEMBER 30, 1999

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +11.26%  +24.35%   -0.25%   +6.03%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                --     +24.35%   -0.08%   +1.44%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                --     +18.45%   -1.69%   +0.24%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +11.00%  +23.70%   -1.72%   +3.83%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                --     +23.70%   -0.58%   +0.92%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                --     +19.70%   -1.55%   +0.44%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +10.98%  +23.75%   -1.41%   -6.82%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                --     +23.75%   -0.47%   +1.01%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                --     +22.75%   -0.47%   +1.01%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1999.

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +11.53%  +24.94%   +1.26%   -3.45%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                  --     +24.94%   +0.42%   +1.81%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the Fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

Class I share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

            UTILITIES & COMMUNICATIONS                    29.1%
            FINANCIAL SERVICES                            21.0%
            CONGLOMERATES, SPECIAL PRODUCTS/SERVICES      14.8%
            BASIC MATERIALS                                8.8%
            CONSUMER STAPLES                               5.6%

TOP 10 STOCK HOLDINGS

TELEFONOS DE MEXICO S.A.  5.3%         HOUSING & COMMERCIAL BANK OF KOREA  1.8%
Mexican telecommunications company     South Korean banking company

SAMSUNG ELECTRONICS  3.3%              KOREA ELECTRIC POWER CORP.  1.8%
South Korean electronics company       South Korean electric utility

TAIPEI FUND  2.9%                      MAGYAR TAVKOZLESI RT  1.7%
Closed-end Taiwanese country fund      Hungarian telecommunications company

PETROLEO BRASILEIRO S.A.  1.9%         CENTRAIS ELETRICAS BRASILEIRAS S.A.  1.6%
Brazilian oil company                  Brazilian electric utility

EGYPT MOBILE PHONE  1.8%               POHANG IRON & STEEL CO., LTD.  1.6%
Egyptian cellular phone company        South Korean steel company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 1999

Stocks - 93.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.2%
  Brazil - 14.1%
    Banco Bradesco S.A., Preferred (Banks and Credit Cos.)            73,730,000             $   412,596
    Centrais Eletricas Brasileiras S.A., Preferred, "B"
      (Utilities - Electric)                                          49,254,090               1,020,465
    Cia Brasileira de Distribuicao Grupo Pao de Acucar,
      ADR (Supermarkets)                                                   2,400                  64,050
    Companhia Cervejaria Brahma, Preferred (Beverages)                   668,000                 429,801
    Companhia Energetica de Sao Paulo S.A., ADR
      (Utilities - Electric)                                              17,287                 326,552
    Companhia Paranaense de Energia, Preferred "B"
      (Utilities - Electric)                                              29,574                 228,617
    Companhia Sidurgicia Nacional (Steel)                              8,569,000                 294,406
    Companhia Vale Rio Doce, Bonus Shares (Mining)*                       24,000                       0
    Companhia Vale Rio Doce, Preferred (Mining)                           36,300                 874,337
    Embratel Participacoes S.A. (Telecommunications)*                 27,910,704                 319,498
    Embratel Participacoes S.A., Preferred
      (Telecommunications)                                            23,232,652                 447,480
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                     571,000                 422,082
    Light Servicos de Electricidade S.A. (Utilities -
      Electric)*                                                       2,242,000                 219,415
    Petroleo Brasileiro S.A., Preferred (Oils)                         5,886,435               1,190,463
    Tele Centro Sul Participacoes S.A
      (Telecommunications)*                                           40,636,704                 376,540
    Tele Centro Sul Participacoes S.A., Preferred
      (Telecommunications)                                            21,505,000                 298,898
    Tele Norte Leste Participacoes S.A
      (Telecommunications)                                            25,420,604                 370,789
    Tele Norte Leste Participacoes S.A., Preferred
      (Telecommunications)*                                           21,820,000                 397,553
    Tele Sudeste Celular Participacoes S.A
      (Telecommunications)                                            89,440,000                 234,658
    Telebras, ADR (Telecommunications)*                                3,973,000                     103
    Telesp Celular Participacoes S.A. (Telecommunications)            34,570,704                 238,990
    Telesp Celular Participacoes S.A., Preferred
      (Telecommunications)                                                14,984                 171,524
    Telesp Participacoes S.A. (Telecommunications)                    16,530,704                 195,339
    Telesp Participacoes S.A., Preferred
      (Telecommunications)                                                25,190                 452,397
    Unibanco S.A. (Banks and Credit Cos.)                              6,918,000                 327,714
    Usinas Siderurgicas de Minas Gerais S.A. (Steel)                      47,100                 199,581
                                                                                             -----------
                                                                                             $ 9,513,848
--------------------------------------------------------------------------------------------------------
  Chile - 1.8%
    Compania Cervecerias Unidas S.A., ADR (Brewery)                        4,510             $   126,280
    Compania de Telecom de Chile, ADR (Utilities -
      Telephone)                                                          22,440                 412,335
    Distribucion y Servicio D&S S.A., ADR (Supermarkets)                   6,250                 110,937
    Embotelladora Adina S.A., ADR (Beverages)                              6,250                 108,594
    Empresa Nacional de Electricidad, ADR (Utilities -
      Electric)                                                           21,685                 290,037
    Enersis S.A., ADR (Utilities - Electric)                               8,120                 187,775
                                                                                             -----------
                                                                                             $ 1,235,958
--------------------------------------------------------------------------------------------------------
  Egypt - 2.1%
    Ahram Beverage Co., GDR (Beverages)*##                                 3,936             $    62,976
    Egypt Mobile Phone (Telecommunications)*                              33,200               1,135,992
    Suez Cement Co., GDR (Construction)##                                 14,600                 235,790
                                                                                             -----------
                                                                                             $ 1,434,758
--------------------------------------------------------------------------------------------------------
  Estonia - 0.6%
    AS Eesti Telekom, GDR (Telecommunications)                            24,570             $   428,746
--------------------------------------------------------------------------------------------------------
  Greece - 2.3%
    Alpha Credit Bank S.A., GDR (Banks and Credit Cos.)                    4,280             $   344,039
    Attica Enterprises S.A., GDR (Transportation)                            692                  13,142
    Commercial Bank of Greece (Banks and Credit Cos.)                      1,026                  75,548
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                24,880                 533,568
    National Bank of Greece, GDR (Banks and Credit Cos.)                   6,887                 492,110
    Panafon S.A. (Telecommunications)                                      9,780                 116,421
                                                                                             -----------
                                                                                             $ 1,574,828
--------------------------------------------------------------------------------------------------------
  Hungary - 2.6%
    Gedeon Richter Ltd., GDR (Pharmaceuticals)                             1,415             $    72,660
    Gedeon Richter Rt. (Pharmaceuticals)                                   2,215                 114,088
    Magyar Olaj Es Gazipari KT (Gas)                                      15,280                 295,818
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                       34,450               1,039,960
    OTP Bank Rt. (Banks and Credit Cos.)                                   4,210                 198,956
    Synergon Information Systems Ltd., GDR (Computer
      Hardware - Systems)*##                                               2,840                  21,655
                                                                                             -----------
                                                                                             $ 1,743,137
--------------------------------------------------------------------------------------------------------
  India - 0.1%
    EIH Ltd. (Restaurants and Lodging)                                        50             $       215
    Hindustan Lever Ltd. (Consumer Goods and Services)*                      150                   7,910
    Hindustan Petroleum Corp. Ltd. (Oils)*                                12,975                       0
    Larsen & Toubro Ltd., GDR (Construction - Special)                     5,604                  50,698
    State Bank of India (Banks and Credit Cos.)                              100                     539
                                                                                             -----------
                                                                                             $    59,362
--------------------------------------------------------------------------------------------------------
  Indonesia - 1.2%
    PT Bank Pan Indonesia TBK (Banks and Credit Cos.)*                 1,032,000             $    88,478
    PT Gudang Garam TBK (Tobacco)                                         36,000                  85,926
    PT Hanjaya Mandala Sampoerna TBK (Tobacco)                            57,000                 130,576
    PT Indah Kiat Pulp & Paper Corp. TBK (Paper Products)                636,000                 226,831
    PT Indofood Sukses Makmur TBK (Food Products)                        111,000                 122,191
    PT Telekomunikasi Indonesia (Telecommunications)*                    321,000                 137,603
                                                                                             -----------
                                                                                             $   791,605
--------------------------------------------------------------------------------------------------------
  Israel - 4.1%
    Bank Hapoalim (Banks and Credit Cos.)                                172,430             $   455,579
    Bank Leumi Le-Israel (Banks and Credit Cos.)                         182,349                 336,300
    Bezek Israeli Telecommunications Corp. Ltd.
      (Telecommunications)                                                37,033                 174,473
    Check Point Software Technologies Ltd.
      (Computer Data Security)*                                            2,319                 328,428
    Clal Industries Ltd. (Diversified Operations)                         14,346                 104,269
    Discount Investment Corp. (Holding Company)                            5,045                 218,216
    ECI Telecom Ltd. (Telecommunications)                                  4,907                 122,982
    Elbit Systems Ltd. (Aerospace)                                        12,862                 184,530
    IDB Holding Corp. Ltd. (Investment Cos.)                               5,269                 161,916
    Israel Chemicals Ltd. (Chemicals)                                    227,275                 231,370
    Property & Building Corp. Ltd. (Real Estate)                           1,046                 100,789
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                                                    6,740                 369,857
                                                                                             -----------
                                                                                             $ 2,788,709
--------------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Softbank Corp. (Computer - Software)                                   2,310             $    73,920
--------------------------------------------------------------------------------------------------------
  Malaysia - 4.9%
    Malayan Banking Berhad (Banks and Credit Cos.)+                      127,000             $   412,750
    Malaysia International Shipping Corp. Berhad
      (Transportation - Marine)+                                         256,000                 361,600
    Public Bank Berhad (Banks and Credit Cos.)+                          384,000                 364,800
    Resorts World Berhad (Entertainment)+                                156,000                 397,800
    RHB Capital Berhad (Banks and Credit Cos.)+                          150,000                 129,000
    Rothmans of Pall Mall Berhad (Tobacco)+                               39,800                 268,650
    Sime Darby Berhad (Conglomerate)+                                    303,000                 339,360
    Telekom Malaysia Berhad (Telecommunications)+                        217,000                 651,000
    Tenaga Nasional Berhad (Utilities - Electric)+                       180,000                 378,000
                                                                                             -----------
                                                                                             $ 3,302,960
--------------------------------------------------------------------------------------------------------
  Mexico - 14.9%
    Alfa S.A. de C.V. (Conglomerate)                                      83,000             $   360,525
    Apasco S.A. de C.V. (Building Materials)                              23,000                 153,398
    Cemex S.A. (Construction)*                                            28,423                 698,140
    Cemex S.A. Preferred (Construction)*                                       4                      20
    Cifra S.A. de C.V. (Retail)*                                         513,510                 970,739
    Controladora Comercial Mexicana S.A. de C.V (Supermarkets)           194,500                 206,150
    Desc S.A. de C.V.,"B" (Conglomerate)                                 160,000                 142,736
    Fomento Economico Mexicano S.A. (Food and Beverage Products)          12,095                 458,098
    Grupo Carso, S.A. (Conglomerate)*                                     58,869                 273,838
    Grupo Financiero Banamex (Finance)*                                  210,000                 708,103
    Grupo Mexico, S.A. (Metals)                                           72,000                 298,216
    Grupo Modelo S.A. de C.V. (Brewery)                                  314,040                 905,500
    Grupo Television S.A. de C.V., GDR (Entertainment)*                   15,300                 746,831
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                                    124,824                 468,620
    Organiz Soriana S.A., "B" (General Merchandise)                       38,962                 179,997
    Telefonos de Mexico S.A. (Telecommunications)                        719,716               3,336,406
    Tubos de Acero de Mexico S.A. (Steel)                                 10,000                 125,625
                                                                                             -----------
                                                                                             $10,032,942
--------------------------------------------------------------------------------------------------------
  Peru - 1.4%
    Compania de Minas Buenaventura S.A. (Mining)                          18,140             $   149,737
    CPT Telefonica del Peru S.A., "B" (Utilities - Telephone)            349,870                 442,226
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                   11,732                 126,852
    Ferreyros S.A. (Construction)                                         98,000                  51,402
    Sociedad Quimica Minera (Industrial)                                   3,500                  99,531
    Southern Peru Copper Corp. (Metals)                                    4,400                  65,450
                                                                                             -----------
                                                                                             $   935,198
--------------------------------------------------------------------------------------------------------
  Philippines - 3.0%
    Manila Electric Co.,"B" (Utilities - Electric)                       197,000             $   505,746
    Metropolitan Bank & Trust Co. (Banks and Credit Cos.)                 33,000                 238,019
    Philippine Long Distance Telephone Co., ADR
      (Utilities - Telephone)                                             34,200                 702,396
    San Miguel Corp., "B" (Brewery)                                      160,800                 222,132
    SM Prime Holdings, Inc. (Real Estate)                              2,100,000                 333,741
                                                                                             -----------
                                                                                             $ 2,002,034
--------------------------------------------------------------------------------------------------------
  Poland - 2.9%
    Agora S.A. (Entertainment)*##                                         12,140             $   123,525
    Bank Handlowy w Warszawie, GDR (Banks and Credit Cos.)##              19,660                 281,138
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)                     6,080                 174,368
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                   28,120                 210,206
    Orbis S.A. (Restaurants and Lodging)*                                 20,710                 159,195
    Telekomunikacja Polska S.A. (Telecommunications)*##                  151,360                 840,048
    WBK Wielkopolski S.A. (Consumer Goods and Services)                   31,620                 176,905
                                                                                             -----------
                                                                                             $ 1,965,385
--------------------------------------------------------------------------------------------------------
  Russia - 1.5%
    AO Mosenergo (Electric, Gas, Sanitary)                                 9,580             $    27,974
    Lukoil Oil Co., ADR (Oils)                                            12,905                 433,608
    Rostelecom, GDR (Telecommunications)*                                  4,396                  80,776
    Surgutneftegaz (Oils)*                                                43,804                 415,262
    Unified Energy Systems, GDR (Utilities - Electric)                     8,650                  63,664
                                                                                             -----------
                                                                                             $ 1,021,284
--------------------------------------------------------------------------------------------------------
  Singapore - 2.5%
    City Developments Ltd. (Real Estate)                                   9,000             $    51,161
    DBS Group Holdings Ltd. (Financial Services)*                         26,238                 340,469
    DBS Land Ltd. (Real Estate)                                           80,000                 156,190
    Natsteel Electronics Ltd. (Electronics)                               35,000                 144,792
    Neptune Orient Lines Ltd. (Transportation - Marine)                   70,000                 104,167
    Overseas Chinese Bank Ltd. (Banks and Credit Cos.)                    16,800                 126,000
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                      37,686                 174,971
    Singapore Airlines Ltd. (Airlines)                                    19,000                 192,262
    Singapore Press Holdings Ltd. (Printing and Publishing)               12,400                 232,500
    Singapore Telecommunications, Ltd. (Telecommunications)               88,000                 166,571
                                                                                             -----------
                                                                                             $ 1,689,083
--------------------------------------------------------------------------------------------------------
  South Africa - 5.3%
    ABSA Group Ltd. (Banks and Credit Cos.)                               22,863             $    86,234
    Anglo American Platinum Corp. Ltd. (Metals)                           17,320                 518,689
    AngloGold Ltd. (Mining)                                                4,578                 233,439
    De Beers Centenary AG (Diamonds - Precious Stones)                    16,783                 453,705
    Dimension Data Holdings Ltd. (Electrical & Electronic Equipment)      70,827                 366,890
    FirstRand Ltd. (Financial Services)                                  230,979                 280,054
    Imperial Holdings Ltd. (Conglomerate)*                                18,403                 187,679
    JD Group Ltd. (Stores)*                                               29,113                 214,430
    Liberty Life Association of Africa Ltd. (Insurance)                   13,598                 135,375
    Nedcor Investment Bank Holdings (Banks and Credit Cos.)*              17,170                   8,060
    Nedcor Ltd. (Banks and Credit Cos.)                                   15,224                 278,973
    Real Africa Holdings Ltd. (Conglomerate)                              42,681                  51,127
    Rembrandt Controlling Investments Ltd. (Diversified Operations)       22,360                 174,826
    Sanlam Ltd. (Insurance)                                               73,775                  86,345
    Sasol Ltd. (Oils)                                                     23,498                 178,208
    South African Breweries Ltd. (Brewery)                                30,812                 289,291
                                                                                             -----------
                                                                                             $ 3,543,325
--------------------------------------------------------------------------------------------------------
  South Korea - 17.1%
    Daewoo Heavy Industries (Machinery - Industrial)                      47,600             $    51,132
    Hansol Paper Co. (Paper & Related Products)                           20,536                 301,218
    Honam Petrochemical Corp. (Chemicals)                                 16,750                 310,720
    Housing & Commercial Bank of Korea (Banks and Credit Cos.)            40,700               1,141,286
    Hyundai Industrial Development & Construction (Construction)          18,842                 152,817
    Hyundai Merchant Marine (Transportation - Marine)                     22,600                 185,051
    Hyundai Motor Co. Ltd. (Automotive)                                   15,750                 319,349
    Hyundai Motor Co. Ltd., GDR (Automotive)*                             19,600                 218,540
    Kookmin Bank (Banks and Credit Cos.)                                  42,092                 700,928
    Korea Electric Power Corp. (Utilities - Electric)                     27,870               1,106,143
    Korea Telecom Corp. (Telecommunications)*                             13,350                 707,550
    L.G. Chemical Ltd. (Chemicals)                                        11,705                 349,433
    Medison Co. (Medical and Health Products)                             34,390                 424,312
    Pohang Iron & Steel Co. Ltd. (Steel)                                   7,485                 996,170
    Samsung Electronics (Electronics)                                     10,057               2,082,554
    Samsung Fire & Marine Insurance (Insurance)*                           3,750                 166,631
    Samsung SDI Co. Ltd. (Electrical Equipment)*##                        46,450                 608,495
    Samsung Securities Co. Ltd. (Financial Services)                      22,132                 903,230
    SK Corp. (Oil Refining)                                               13,400                 337,601
    SK Telecom Ltd. (Telecommunications)                                     102                 235,771
    SK Telecom Ltd., ADR (Telecommunications)                              7,740                 183,341
                                                                                             -----------
                                                                                             $11,482,272
--------------------------------------------------------------------------------------------------------
  Taiwan - 2.7%
    Taipei Fund (Holding Company & Other Investments)*                       199             $ 1,843,735
--------------------------------------------------------------------------------------------------------
  Thailand - 3.7%
    Advanced Info Service Public Co. Ltd. (Telecommunications)            14,000             $   200,514
    Bangkok Expressway (Transportation)                                  333,000                 145,303
    BEC World Public Co. Ltd. (Television)                                31,000                 173,460
    Electricity Generating Public Co. Ltd. (Utilties - Electric)         119,000                 152,721
    PTT Exploration and Production Public Co. Ltd., ADR
      (Oil Services)                                                      56,400                 347,433
    Siam Cement Public Co. Ltd. (Building Materials)                       9,400                 273,121
    Siam Commercial Bank Public Co. Ltd., Convertible
      Preferred (Banks and Credit Cos.)*                                 218,000                 230,814
    TelecomAsia Corp. Ltd. (Utilities - Telephone)                       421,000                 416,029
    Thai Farmers Bank (Banks and Credit Cos.)                            396,000                 533,624
                                                                                             -----------
                                                                                             $ 2,473,019
--------------------------------------------------------------------------------------------------------
  Turkey - 4.0%
    Akbank T.A.S. (Banks and Credit Cos.)                              6,886,512             $   109,058
    Arcelik A.S. (Consumer Goods and Services)                         5,600,980                 262,314
    Eregli Demir ve Celik Fabrikalari T.A.S
      (Manufacturing - Metals)                                         4,148,900                 116,184
    Haci Omer Sabanci Holdings A.S. (Conglomerate)                        34,100                 274,505
    Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)##                 17,084                 137,526
    Migros Turk T.A.S. (Retail)                                          317,900                 130,466
    Tupras Turkiye Petrol Rafinerileri A.S. (Oils)                     1,400,000                  98,689
    Turkiye Is Bankasi A.S. (Banks and Credit Cos.)                   30,887,962                 730,755
    Vestel Electronik Sanayi ve Ticaret A.S. (Electronics)*              884,200                 119,535
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                     36,913,030                 677,251
                                                                                             -----------
                                                                                             $ 2,656,283
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Anglo American PLC (Metals)                                            3,314             $   194,307
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $53,266,441)                                                  $62,786,698
--------------------------------------------------------------------------------------------------------

Rights - 0.1%
--------------------------------------------------------------------------------------------------------
    Attica Enterprises Holding S.A. (Transportation)*                      6,925             $     6,352
    Hyundai Merchant Marine (Transportation - Marine)*                     7,466                   1,868
    Hyundai Motor Co. (Automotive)*                                        4,166                  24,802
    SK Corp. (Oil Refining)*                                               3,266                  32,970
--------------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $52,468)                                                      $    65,992
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.3%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    CIT Group Holdings, Inc., due 12/01/99                            $    1,000             $ 1,000,000
    Federal Home Loan Mortgage Discount Notes, due 12/01/99                5,930               5,930,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 6,930,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $60,248,909)                                             $69,782,690
Other Assets, Less Liabilities - (3.6%)                                                       (2,409,676)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $67,373,014
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $60,248,909)              $69,782,690
  Foreign currency, at value (identified cost, $279,857)                275,248
  Receivable for Fund shares sold                                       164,376
  Receivable for investments sold                                        84,602
  Dividends receivable                                                   63,729
  Deferred organization expenses                                          4,688
  Other assets                                                            1,024
                                                                    -----------
      Total assets                                                  $70,376,357
                                                                    -----------
Liabilities:
  Payable to custodian                                              $    32,488
  Payable for Fund shares reacquired                                  2,839,206
  Payable to affiliates -
    Management fee                                                        7,064
    Shareholder servicing agent fee                                         573
    Distribution and service fee                                          4,275
  Accrued expenses and other liabilities                                119,737
                                                                    -----------
      Total liabilities                                             $ 3,003,343
                                                                    -----------
Net assets                                                          $67,373,014
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $77,151,820
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      9,502,517
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (18,477,066)
  Accumulated net investment loss                                      (804,257)
                                                                    -----------
      Total                                                         $67,373,014
                                                                    ===========
Shares of beneficial interest outstanding                            4,424,853
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $31,715,544/2,069,918 shares of
    beneficial interest outstanding)                                  $15.32
                                                                      ======
  Offering price per share (100/95.25 of net asset value per
     share)                                                           $16.09
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $30,906,208/2,040,667 shares of
    beneficial interest outstanding)                                  $15.15
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,095,525/271,916 shares of beneficial
     interest outstanding)                                            $15.06
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $655,737/42,352 shares of beneficial
     interest outstanding)                                            $15.48
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $    63,123
    Dividends                                                           546,755
    Foreign taxes withheld                                              (41,579)
                                                                    -----------
      Total investment income                                       $   568,299
                                                                    -----------
  Expenses -
    Management fee                                                  $   438,112
    Trustees' compensation                                                5,676
    Shareholder servicing agent fee                                      34,988
    Distribution and service fee (Class A)                               80,537
    Distribution and service fee (Class B)                              163,773
    Distribution and service fee (Class C)                               21,725
    Administrative fee                                                    4,677
    Custodian fee                                                        64,490
    Registration fees                                                    37,747
    Printing                                                             25,485
    Auditing fees                                                        21,898
    Postage                                                              15,263
    Interest expense                                                     13,587
    Amortization of organization expenses                                 2,602
    Legal fees                                                            1,981
    Miscellaneous                                                        43,386
                                                                    -----------
      Total expenses                                                $   975,927
    Fees paid indirectly                                                 (5,488)
    Reduction of expenses by investment adviser                         (43,272)
                                                                    -----------
      Net expenses                                                  $   927,167
                                                                    -----------
        Net investment loss                                         $  (358,868)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 4,009,823
    Foreign currency transactions                                      (259,224)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $ 3,750,599
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $ 4,219,980
    Translation of assets and liabilities in foreign currencies           1,195
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 4,221,175
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 7,971,774
                                                                    -----------
          Increase in net assets from operations                    $ 7,612,906
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              YEAR ENDED
                                                              NOVEMBER 30, 1999            MAY 31, 1999
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets:
  From operations -
    Net investment income (loss)                                      $  (358,868)           $    77,597
    Net realized gain (loss) on investments and foreign currency
      transactions                                                      3,750,599            (22,490,682)
    Net unrealized gain on investments and foreign currency
      translation                                                       4,221,175             10,911,175
                                                                      -----------            -----------
        Increase (decrease) in net assets from operations             $ 7,612,906            $(11,501,910)
                                                                      -----------            -----------
  Distributions declared to shareholders -
    In excess of net realized gain on investments and foreign
      currency transactions (Class A)                                 $      --              $  (197,155)
    In excess of net realized gain on investments and foreign
      currency transactions (Class B)                                        --                 (200,996)
    In excess of net realized gain on investments and foreign
      currency transactions (Class C)                                        --                  (17,217)
    In excess of net realized gain on investments and foreign
      currency transactions (Class I)                                        --                   (2,833)
                                                                      -----------            -----------
        Total distributions declared to shareholders                  $      --              $  (418,201)
                                                                      -----------            -----------
  Net decrease in net assets from Fund share transactions             $(6,452,045)           $(2,421,006)
                                                                      -----------            -----------
        Total increase (decrease) in net assets                       $ 1,160,861            $(14,341,117)
  Net assets:
    At beginning of period                                             66,212,153             80,553,270
                                                                      -----------            -----------
    At end of period (including accumulated net investment loss
      of $804,257 and $445,389, respectively)                         $67,373,014            $66,212,153
                                                                      ===========            ===========
See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED         ----------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 1999             1999            1998            1997        MAY 31, 1996*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $13.77           $16.06          $18.96          $16.52               $15.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.06)          $ 0.05          $(0.02)         $(0.07)              $ 0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency           1.61            (2.25)          (2.64)           2.74                 1.50
                                                ------           ------          ------          ------               ------
      Total from investment operations          $ 1.55           $(2.20)         $(2.66)         $ 2.67               $ 1.54
                                                ------           ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $ --             $  --           $  --           $  --                $(0.02)
  From net realized gain on investments
    and foreign currency transactions             --                --            (0.16)          (0.23)                 --
  In excess of net investment income              --                --            (0.08)            --                   --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.09)            --              --                   --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(0.09)         $(0.24)         $(0.23)              $(0.02)
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $15.32           $13.77          $16.06          $18.96               $16.52
                                                ======           ======          ======          ======               ======
Total return(+)                                  11.26%++        (13.56)%        (14.09)%         16.43%               10.24%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                    2.40%+           2.45%           2.35%           2.51%                2.48%+
    Net investment income (loss)                 (0.79)%+          0.37%          (0.12)%         (0.42)%               0.35%+
Portfolio turnover                                  28%             108%             83%             47%                  22%
Net assets at end of period (000 Omitted)      $31,716          $29,233         $36,669         $37,540              $19,861

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31,
    1998 and 1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May
    31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and
    3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had been incurred by the Fund, the net investment income (loss) ratios would have been:
      Net investment income (loss)              $(0.07)          $ --            $(0.02)         $(0.06)              $ 0.02
      Ratios (to average net assets):
        Expenses##                                2.53%+           --              2.31%           2.45%                2.73%+
        Net investment income (loss)             (0.91)%+          --             (0.08)%         (0.37)%               0.10%+

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED         ----------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 1999             1999            1998            1997        MAY 31, 1996*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $13.64           $16.00          $18.89          $16.47               $15.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment loss(S)                        $(0.09)          $(0.01)         $(0.13)         $(0.15)              $(0.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           1.60            (2.26)          (2.60)           2.73                 1.50
                                                ------           ------          ------          ------               ------
      Total from investment operations          $ 1.51           $(2.27)         $(2.73)         $ 2.58               $ 1.48
                                                ======           ======          ======          ======               ======
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions           $ --             $ --            $(0.16)         $(0.16)              $ --
  In excess of net investment income              --               --              --              --                  (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              (0.09)           --              --                   --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(0.09)         $(0.16)         $(0.16)              $(0.01)
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $15.15           $13.64          $16.00          $18.89               $16.47
                                                ======           ======          ======          ======               ======
Total return                                     11.00%++        (14.05)%        (14.49)%         15.87%                9.85%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                    2.90%+           2.95%           2.85%           3.04%                3.06%+
    Net investment income (loss)                 (1.26)%+         (0.09)%         (0.67)%         (0.87)%              (0.19)%+
Portfolio turnover                                  28%             108%             83%             47%                  22%
Net assets at end of period (000 Omitted)      $30,906          $32,257         $39,978         $51,020              $20,021

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended May 31,
    1998 and 1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. For the period ended May
    31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and
    3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. If these fees had been incurred by the Fund, the net investment income (loss) ratios would have been:
      Net investment loss                       $(0.10)          $ --            $(0.12)         $(0.14)              $(0.08)
      Ratios (to average net assets):
        Expenses##                                3.01%+           --              2.81%           2.98%                3.30%+
        Net investment loss                      (1.38)%+          --             (0.63)%         (0.82)%              (0.44)%+

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MAY 31,
                                                 SIX MONTHS ENDED             ------------------------          PERIOD ENDED
                                                NOVEMBER 30, 1999              1999             1998           MAY 31, 1997*
                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $13.57              $15.88           $18.76                $16.77
                                                           ------              ------           ------                ------
Income from investment operations# -
  Net investment loss(S)                                   $(0.08)             $(0.01)          $(0.12)               $(0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.57               (2.21)           (2.58)                 2.36
                                                           ------              ------           ------                ------
      Total from investment operations                     $ 1.49              $(2.22)          $(2.70)               $ 2.28
                                                           ------              ------           ------                ------
Less distributions declared to shareholders -
  From net investment income                               $ --                $ --             $(0.02)               $ --
  From net realized gain on investments and foreign
    currency transactions                                    --                  --              (0.16)                (0.29)
  In excess of net realized gain on investments and
    foreign currency transactions                            --                 (0.09)            --                    --
                                                           ------              ------           ------                ------
      Total distributions declared to shareholders         $ --                $(0.09)          $(0.18)               $(0.29)
                                                           ------              ------           ------                ------
Net asset value - end of period                            $15.06              $13.57           $15.88                $18.76
                                                           ======              ======           ======                ======
Total return                                                10.98%++           (13.84)%         (14.44)%               13.89%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                               2.90%+              2.93%            2.84%                 3.00%+
    Net investment income (loss)                            (1.13)%+            (0.10)%          (0.66)%               (0.48)%+
Portfolio turnover                                             28%                108%              83%                   47%
Net assets at end of period (000 Omitted)                  $4,096              $4,182           $3,478                $2,659

  * For the period from the inception of offering of Class C, June 27, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the year ended May 31,
    1998 and the period ended May 31, 1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:
      Net investment loss                                  $(0.09)             $ --             $(0.12)               $(0.07)
      Ratios (to average net assets):
        Expenses##                                           3.01%+              --               2.80%                 2.97%+
        Net investment loss                                 (1.25)%+             --              (0.62)%               (0.39)%+

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MAY 31,
                                                 SIX MONTHS ENDED             ------------------------          PERIOD ENDED
                                                NOVEMBER 30, 1999              1999             1998           MAY 31, 1997*
                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $13.88              $16.11           $19.00                $16.47
                                                           ------              ------           ------                ------
Income from investment operations# -
  Net investment income (loss)(S)                          $(0.02)             $ 0.11           $ 0.08                $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.62               (2.25)           (2.65)                 2.43
                                                           ------              ------           ------                ------
      Total from investment operations                     $ 1.60              $(2.14)          $(2.57)               $ 2.53
                                                           ------              ------           ------                ------
Less distributions declared to shareholders -
  From net investment income                               $ --                $ --             $(0.16)               $ --
  From net realized gain on investments and foreign
    currency transactions                                    --                  --              (0.16)                 --
  In excess of net realized gain on investments and
    foreign currency transactions                            --                 (0.09)            --                    --
                                                           ------              ------           ------                ------
      Total distributions declared to shareholders         $ --                $(0.09)          $(0.32)               $ --
                                                           ------              ------           ------                ------
Net asset value - end of period                            $15.48              $13.88           $16.11                $19.00
                                                           ======              ======           ======                ======
Total return                                                11.53%++           (13.09)%         (13.66)%               15.36%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                               1.90%+              1.96%            1.85%                 2.01%+
    Net investment income (loss)                            (0.29)%+             0.88%            0.43%                 1.14%+
Portfolio turnover                                             28%                108%              83%                   47%
Net assets at end of period (000 Omitted)                    $656                $540             $428                  $299

  * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the year ended May 31,
    1998 and the period ended May 31, 1997, subject to reimbursement by the Fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution fees. In consideration, the Fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                         $(0.03)             $  --             $ 0.09                $ 0.10
      Ratios (to average net assets):
        Expenses##                                           2.02%+              --               1.81%                 1.99%+
        Net investment income (loss)                        (0.41)%+             --               0.47%                 1.14%+

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS(R) Emerging Markets Equity Fund (formerly MFS(R)/Foreign & Colonial Emerging Markets Equity Fund) (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

At May 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,682,812 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the Fund's average daily net assets. Effective July 1, 1999, the investment adviser has voluntarily agreed to waive 0.15% of its fee, which is shown as a reduction of expenses in the Statement of Operations. The effective annual waiver rate for the six months ended November 30, 1999, was 0.12%.

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. ("FCM") and Foreign & Colonial Emerging Markets Ltd.("FCEM"), each an England and Wales Company, to assist in the performance of its services. Effective December 1, 1999, MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the Fund, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,863 for the six months ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,212 for the six months ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,466 for the six months ended November 30, 1999. Fees incurred under the distribution plan during the six months ended November 30, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,664 and $476 for Class B and Class C shares, respectively, for the six months ended November 30, 1999. Fees incurred under the distribution plan during the six months ended November 30, 1999 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1999, were $786, $55,007, and $1,588 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $18,887,758 and $31,520,036, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $60,802,815
                                                          -----------
Gross unrealized appreciation                             $13,511,906
Gross unrealized depreciation                              (4,532,031)
                                                          -----------
    Net unrealized depreciation                           $ 8,979,875
                                                          ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999              YEAR ENDED MAY 31, 1999
                                ----------------------------------      -------------------------------
                                         SHARES             AMOUNT           SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           3,773,790       $ 54,915,740        9,572,824       $ 123,603,865
Shares issued to shareholders
  in reinvestment of distributions         --                 --             15,201             172,987
Shares reacquired                    (3,827,200)       (56,364,661)      (9,748,073)       (126,386,045)
                                     ----------       ------------       ----------       -------------
    Net decrease                        (53,410)      $ (1,448,921)        (160,048)      $  (2,609,193)
                                     ==========       ============       ==========       =============

Class B Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999              YEAR ENDED MAY 31, 1999
                                ----------------------------------      -------------------------------
                                         SHARES             AMOUNT           SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           1,110,414       $ 15,996,272        2,255,671       $  29,849,662
Shares issued to shareholders
  in reinvestment of distributions         --                 --             16,140             182,444
Shares reacquired                    (1,434,255)       (20,446,504)      (2,406,513)        (31,134,564)
                                     ----------       ------------       ----------       -------------
    Net decrease                       (323,841)      $ (4,450,232)        (134,702)      $  (1,102,458)
                                     ==========       ============       ==========       =============

Class C Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999              YEAR ENDED MAY 31, 1999
                                ----------------------------------      -------------------------------
                                         SHARES             AMOUNT           SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             713,009       $ 10,107,116        1,073,599       $  13,797,921
Shares issued to shareholders
  in reinvestment of distributions           --                 --            1,344              15,106
Shares reacquired                      (749,347)       (10,708,125)        (985,737)        (12,683,053)
                                     ----------       ------------       ----------       -------------
    Net increase (decrease)             (36,338)      $   (601,009)          89,206       $   1,129,974
                                     ==========       ============       ==========       =============

Class I Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999              YEAR ENDED MAY 31, 1999
                                ----------------------------------      -------------------------------
                                         SHARES             AMOUNT           SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              13,699       $    198,757           17,858       $     233,209
Shares issued to shareholders
  in reinvestment of distributions           --                 --              248               2,833
Shares reacquired                       (10,288)          (150,640)          (5,718)            (75,371)
                                     ----------       ------------       ----------       -------------
    Net increase                          3,411       $     48,117           12,388       $     160,671
                                     ==========       ============       ==========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Interest expense incurred on the borrowings amounted to $13,587 for the six months ended November 30, 1999. The average dollar amount of borrowings was $482,060 and the weighted average interest rate on these borrowings was 5.55%. A commitment fee of $277 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.90% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                        DATE OF        SHARE/PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Malayan Banking Berhad                                5/12/1999          127,000         $362,688        $ 412,750
Malyasia International Shipping Corp. Berhad          5/12/1999          256,000          445,269          361,600
Public Bank Berhad                                    5/13/1999          384,000          355,934          364,800
Resorts World Berhad                                  5/12/1999          156,000          307,938          397,800
RHB Capital Berhad                                    5/12/1999          150,000          180,284          129,000
Rothmans of Pall Mall Berhad                          5/12/1999           39,800          272,965          268,650
Sime Darby Berhad                                     5/12/1999          303,000          391,380          339,360
Telekom Malaysia Berhad                               5/12/1999          217,000          720,573          651,000
Tenaga Nasional Berhad                                5/12/1999          180,000          410,033          378,000
                                                                                                         ----------
                                                                                                         $3,302,960
                                                                                                         ==========

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) EMERGING MARKETS EQUITY FUND

TRUSTEES                                                ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                   Mark E. Bradley*
Former Chairman and Director (until 1991),              Ellen Moynihan*
MFS Investment Management(R)                            James O. Yost*

J. Atwood Ives+ - Chairman and Chief Executive          SECRETARY
Officer, Eastern Enterprises (diversified services      Stephen E. Cavan*
company)
                                                        ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner, Hemenway                 James R. Bordewick, Jr.*
& Barnes (attorneys)
                                                        CUSTODIAN
William J. Poorvu+ - Adjunct Professor, Harvard         State Street Bank and Trust Company
University Graduate School of Business
Administration Charles W. Schmidt+ - Private            INVESTOR INFORMATION
Investor                                                For information on MFS mutual funds, call your
                                                        financial consultant or, for an information kit,
Arnold D. Scott* - Senior Executive                     call toll free: 1-800-637-2929 any business day
Vice President, Director, and Secretary,                from 9 a.m. to 5 p.m. Eastern time (or leave a
MFS Investment Management                               message anytime).

Jeffrey L. Shames* - Chairman and Chief                 INVESTOR SERVICE MFS Service Center, Inc.
Executive Officer, MFS Investment Management            P.O. Box 2281
                                                        Boston, MA 02107-9906
Elaine R. Smith+ - Independent Consultant
                                                        For general information, call toll free:
David B. Stone+ - Chairman,                             1-800-225-2606 any business day from
North American Management Corp                          8 a.m. to 8 p.m. Eastern time.
(investment advisers)
                                                        For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                      toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                     your phone must be equipped with a
Boston, MA 02116-3741                                   Telecommunications Device for the Deaf.)

DISTRIBUTOR                                             For share prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                             stock and bond outlooks, call toll free:
500 Boylston Street                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                   touch-tone telephone.

CHAIRMAN AND PRESIDENT                                  WORLD WIDE WEB
Jeffrey L. Shames*                                      www.mfs.com

PORTFOLIO MANAGERS
Arnab Kumar Banerji*
Jeffrey Chowdhry*

TREASURER
W. Thomas London*


+ Independent Trustee
* MFS Investment Management

MFS(R) EMERGING MARKETS EQUITY FUND                                 ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                FEM-3 01/00 22.5M 85/285/385/885